                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          APPALACHIAN BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of the transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount previously paid:

     (2)   Form, Schedule or Registration Statement No.:

     (3)   Filing Party:

     (4)   Date Filed:

                                     [LOGO]






                                                                  April 29, 1998


Dear Shareholder:

         On behalf of the Board of Directors and Management of Appalachian Bancshares, Inc., I cordially invite you to the Annual Meeting of Shareholders to be held on Wednesday, May 27, 1998, at 2:00 p.m. at the Gilmer County Bank Community Center, 315 Industrial Boulevard, Ellijay, Georgia.

         At the Annual Meeting, shareholders will consider and vote upon the election of nine directors to constitute the Board of Directors and the ratification of the appointment of the Company's independent auditors.

         The accompanying Proxy Statement includes a formal notice of the Annual Meeting, information concerning the nominees to the Board of Directors and other information concerning the Annual Meeting.

         A form of proxy is enclosed, and you are urged to complete, sign and return it to Appalachian Bancshares, Inc. as soon as possible in the enclosed, postage prepaid envelope. If you attend the Annual Meeting in person, you may revoke your proxy at that time simply by requesting the right to vote in person.

         Your continued support of the Company is very important. I look forward to welcoming you at the meeting.


                                    Sincerely,

                                    /s/  Tracy R. Newton

                                    Tracy R. Newton
                                    President and Chief Executive Officer

                          APPALACHIAN BANCSHARES, INC.
                            315 INDUSTRIAL BOULEVARD
                             ELLIJAY, GEORGIA 30540


                  ---------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD WEDNESDAY, MAY 27, 1998

                  ---------------------------------------------



         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Appalachian Bancshares, Inc., a Georgia corporation (the "Company"), will be held on Wednesday, May 27, 1998, at 2:00 p.m., local time, at the Gilmer County Bank Community Center, 315 Industrial Avenue, Ellijay, Georgia, for the following purposes:

         1. To elect nine directors to serve for a one-year term and until their successors shall have been duly elected and qualified;

         2. To ratify the appointment of Schauer, Taylor, Cox & Edwards, P.C. as the Company's independent auditors; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on April 1, 1998, as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. A list of such shareholders will be available for inspection by shareholders at the Annual Meeting.

         Detailed information relating to the above matters is set forth in the accompanying Proxy Statement dated April 29, 1998. Whether or not you expect to attend the Annual Meeting in person, please mark, sign, date and return the enclosed proxy card in the accompanying postage-prepaid envelope as promptly as possible. If you do attend the Annual Meeting in person, you may, of course, withdraw your proxy should you wish to vote in person.

                                        By Order of the Board of Directors,

                                        /s/ Tracy R. Newton

                                        TRACY R. NEWTON
                                        President and Chief Executive Officer


Ellijay, Georgia
April 29, 1998

                          APPALACHIAN BANCSHARES, INC.
                            315 INDUSTRIAL BOULEVARD
                             ELLIJAY, GEORGIA 30540
                                 (706) 276-8000



                     ---------------------------------------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 27, 1998

                     ---------------------------------------



                               GENERAL INFORMATION

         This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of Appalachian Bancshares, Inc., a Georgia corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 2:00 p.m., local time, on Wednesday, May 27, 1998, at the Gilmer County Bank Community Center, 315 Industrial Boulevard, Ellijay, Georgia, and at any and all adjournments thereof.

         A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the same at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later dated proxy card, by delivering written notice of the revocation of the proxy to the Company prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the shareholder's directions if the proxy is duly executed and returned prior to the Annual Meeting. If the enclosed proxy is duly executed and returned prior to the Annual Meeting but no directions are specified, the shares will be voted "FOR" the election of the director nominees recommended by the Board of Directors, "FOR" ratification of the appointment of Schauer, Taylor, Cox & Edwards, P.C. as the Company's independent auditors, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting. Any written notice revoking a proxy should be sent to: Appalachian Bancshares, Inc., 315 Industrial Boulevard, Ellijay, Georgia 30540, Attention: Tracy R. Newton.

         The expense of preparing, printing and mailing this Proxy Statement and soliciting the proxies sought hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company or its subsidiary Gilmer County Bank (the "Bank"), who will not receive additional compensation therefor, in person, or by telephone, facsimile transmission or other electronic means. The Company also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of the Company's Common Stock, $5.00 par value (the "Common Stock"), as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

         This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about April 29, 1998. A copy of the Company's Annual Report to Shareholders accompanies this Proxy Statement.

                  OUTSTANDING VOTING SECURITIES OF THE COMPANY
                          AND PRINCIPAL HOLDERS THEREOF

         The Company is authorized to issue up to twenty million (20,000,000) shares of Common Stock. At April 7, 1998, the Company had 574,610 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder to one vote. Only shareholders of record at the close of business on April 1, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. In accordance with the Plan of Reorganization and Agreement of Merger dated May 24, 1996, between the Company and the Bank, holders of certificates representing shares of common stock of the Bank who have not exchanged such certificates for certificates representing Company Common Stock as of the Record Date will not be entitled to notice of, or to vote at, the Annual Meeting.

         The following table sets forth certain information with respect to the beneficial ownership, as of April 7, 1998, of shares of Common Stock by (a) each person known by the Company to be the beneficial owner of more than five percent of the outstanding Company's Common Stock, (b) each of the Company's directors,
(c) the Company's named executive officers, as defined herein, and (d) all directors and executive officers of the Company as a group, and the percentage of the outstanding shares of Common Stock represented thereby. Except as noted below, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.

                                                                                   AMOUNT AND NATURE
                                                                                     OF BENEFICIAL      PERCENT OF
NAME OF BENEFICIAL OWNER                                                             OWNERSHIP (1)(2)    CLASS (1)
------------------------                                                           ------------------   ----------
Alan S. Dover.................................................................          13,425            2.3%
Charles A. Edmondson .........................................................          18,425            3.2%
Roger E. Futch ...............................................................          17,275 (3)        3.0%
Joseph C. Hensley ............................................................          16,925 (4)        2.9%
Frank E. Jones ...............................................................           8,425            1.5%
J. Ronald Knight .............................................................          23,615 (5)        4.1%
Tracy R. Newton...............................................................          13,493            2.3%
Kent W. Sanford ..............................................................          13,973 (6)        2.4%
P. Joe Sisson ................................................................          15,925 (7)        2.8%
Kenneth D. Warren.............................................................          31,775            5.5%
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (10 PERSONS)..................         173,256 (8)       28.7%


(1) The information contained in this table with respect to Common Stock ownership reflects "beneficial ownership" as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").
(2) With respect to the 5% or greater beneficial owners and each of the individual directors and executive officers listed in the table and the aggregate number of shares held by the directors and executive officers as a group, the number of shares indicated includes shares of the Company's Common Stock that the individual has the right to acquire on or before June 6, 1998 (60 days from April 7, 1998), through the exercise of options granted under the Directors' Non-Qualified Stock Option Plan or the Employee Stock Incentive Plan approved by the Company's shareholders at the 1997 Annual Meeting of Shareholders. See "Stock Option Grants and Related Information." The number of shares underlying options that may be exercised as of June 6, 1998 is as follows: (i) Mr. Newton -

     6,600 shares; (ii) Mr. Sanford - 4,400 shares; (iii) each of the Company's directors (with the exception of Mr. Newton) - 2,200 shares; and (iv) all directors and executive officers as a group (ten persons) - 28,600 shares.
(3) Includes 1,850 shares held by Mr. Futch's spouse, as to which Mr. Futch disclaims beneficial ownership.
(4) Includes 13,975 held by Mr. Hensley jointly with his spouse, and 750 shares owned by Mr. Hensley's spouse as to which Mr. Hensley disclaims beneficial ownership.
(5) Includes 1,415 shares held by Mr. Knight's spouse, as to which Mr. Knight disclaims beneficial ownership.
(6) Includes 1,210 shares held by Mr. Sanford's spouse, as to which Mr. Sanford disclaims beneficial ownership, and 36 shares held by Mr.
     Sanford as custodian for his minor children.
(7) Includes 8,800 shares which Mr. Sisson owns jointly with his spouse, and 1,975 shares held by Mr. Sisson's spouse as to which Mr. Sisson disclaims beneficial ownership.
(8) Includes an aggregate of 28,600 shares which the directors and executive officers have the right to acquire as of June 6, 1998 through the exercise of options.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of any class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Such persons are required to furnish the Company with copies of all Section 16(a) reports they file with the Commission. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with for the year ended December 31, 1997 with the following exceptions: due to an inadvertent error, each of the directors and executive officers reported a purchase of shares from a former director of the Company on Form 4, each of which was received by the Commission one day late.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         Action will be taken at the Annual Meeting for the election of nine directors, each of whom will serve for a one-year term and until their successors shall have been duly elected and qualified.

         The Company's bylaws provide that the Board shall consist of not less than four nor more than twenty-five directors, with the exact number to be fixed by resolution of the Board of Directors from time to time. The Company's Board of Directors has fixed the number of directors at nine.

         If a proxy is executed in such manner as not to withhold authority to vote for election of directors, the persons named in the enclosed proxy form will vote such proxy for the election of the nominees listed below, reserving, however, full discretion to cast votes for other persons if any nominee is unable or unwilling to serve. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve if elected.

NOMINEES FOR THE BOARD OF DIRECTORS

         The table and text below set forth certain information about the nominees, including such nominee's age, position with the Company and the Bank, and principal employment for the past five years. Each of the director nominees has been a director of the Bank since its inception in 1994 and a director of the Company since 1996.

           NAME                              AGE      POSITION WITH THE COMPANY    POSITION WITH THE BANK
           ----                              ---      -------------------------    ----------------------
           Alan S. Dover..................    41      Director                       Director
           Charles A. Edmondson...........    50      Director                       Director
           Roger E. Futch.................    52      Director                       Director
           Joseph C. Hensley..............    40      Director, Assistant            Director, Assistant
                                                      Secretary                      Secretary
           Frank E. Jones.................    45      Chairman of the Board          Chairman of the Board
           J. Ronald Knight...............    55      Director                       Director
           Tracy R. Newton................    42      President, Chief Executive     President, Chief
                                                      Officer, Treasurer, Director   Executive Officer,
                                                                                     Director
           P. Joe Sisson..................    63      Director, Secretary            Director, Secretary
           Kenneth D. Warren..............    48      Director                       Director


         Alan S. Dover is the chief executive officer and owner of A.S. Dover Concrete, Inc., a curbing and excavating business. He also is owner of A.S. Dover Properties, Inc., a commercial real estate development firm, and A.S. Dover Construction Company.

         Charles A. Edmondson has been with State Farm Insurance as an agent and agency manager in Ellijay since 1978 and is currently an agent in Blue Ridge, Georgia. He served as agency manager with State Farm from 1983 to 1995.

         Roger E. Futch has been employed by the Ellijay Telephone Company since 1968 and currently serves as a network manager. He also owns a wholesale and retail apple orchard with his wife and son.

         Joseph C. Hensley is a senior partner in Hensley, Land & Associates, P.C., a certified public accounting firm in Ellijay. He also owns a one-third interest in an electronic tax-filing service in Blue Ridge, Georgia.

         Frank E. Jones is the minister of the Ellijay Church of Christ, where he has served for 18 years. Mr. Jones also serves on the board of directors of Limestone Valley Resource Conservation District and is a member of the Georgia Policy Council for Children and Families and the Welfare Reform Policy Council for the State of Georgia.

         J. Ronald Knight is president and part owner of Twin City Motors, Inc., an automobile dealership in Ellijay. He is also secretary and part owner of Ellijay Mini Storage, Inc.

         Tracy R. Newton has served as President, Chief Executive Officer and a director of the Bank since the Bank's inception in 1994. Prior to Mr. Newton's employment with the Bank, he served as executive vice president of the Bank of Ellijay, until he resigned in September 1993 to pursue the formation of the Bank. His responsibilities at the Bank of Ellijay included the development and implementation of bank policy and lending. He has had 22 years experience in community banking, particularly in commercial, agricultural, and consumer lending and in bank operations.

         P. Joe Sisson is president and chief executive officer of the Sisson Corporation, a real estate development firm, and he serves as president of Blue Ridge Mountain Properties. He also owns interests in Cashes Valley Properties, Sisson, Dupont and Carder, Inc., Sisson Co., Sisson Brothers, Sisson Properties, and Sisson Company Contractors. He is a former advisory director of NationsBank.

         Kenneth D. Warren is the president and part owner of Warren's Auto Sales, Inc., a used car dealership.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NINE NOMINEES DESCRIBED ABOVE AS DIRECTORS OF THE COMPANY.


EXECUTIVE OFFICERS

         In addition to Mr. Newton, the other executive officer of the Company and the Bank is as follows:

         Kent W. Sanford (age 36) is Executive Vice President, Chief Financial Officer and Chief Operating Officer of the Company and the Bank. Prior to Mr. Sanford's employment with the Bank in August 1994, he served for ten years as vice president for the Bank of Ellijay where he supervised all operations areas and acted as a loan officer and branch manager.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company held 11 meetings during the fiscal year ended December 31, 1997. The Board of Directors of the Bank held 18 meetings during the 1997 fiscal year. All directors of the Company and the Bank attended at least 75% of the total number of meetings held by the Board of Directors of the Company and the Bank and the committees on which such director served during that period, except that each of Messrs. Edmondson and Hensley attended 13 meetings of the Bank's Board of Directors and Mr. Dover attended 11 of the meetings of the Bank's Board of Directors.

         The Company's Board of Directors has one standing committee, the Personnel Committee, which consists of Roger E. Futch, Joseph C. Hensley, Ronald
J. Knight, Tracy R. Newton and Kenneth D. Warren. The primary functions of the Company's Personnel Committee is to review compensation, bonus and incentive plans, to make recommendations to the full Board of Directors in respect of any changes to such plans, to administer such plans as directed by the Board of Directors, and to approve new management.

         The Board of Directors of the Bank has established certain committees, including the Personnel Committee, Audit Committee, Loan Committee, Community Reinvestment Act Committee and the Investment and Asset/Liability Management Committee. The principal functions and the names of the directors currently serving as members of certain of those committees are set forth below.

         The Bank's Personnel Committee consists of the same directors and performs the same functions as those set forth above for the Company's Personnel Committee. During the 1997 fiscal year, the Bank's Personnel Committee met five times.

         The primary functions of the Bank's Audit Committee include reviewing internal and independent audit, compliance and loan reports, reviewing management's response to such reports and reporting to the Board of Directors the committee's findings and recommendations. The Audit Committee is composed of Charles A. Edmondson, Roger E. Futch and P. Joe Sisson. During the 1997 fiscal year, the Audit Committee met three times.

         Neither the Company nor the Bank has a standing nominating committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Certain of the directors and executive officers of the Company, members of their families and companies or firms with which they are associated, were customers of and had banking transactions with the Bank in the ordinary course of business during 1997, and such transactions are expected to continue in the future. All loans and commitments to loan included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features. None of such loans outstanding to directors or officers of the Company, members of their families or companies or firms with which they are associated were non-performing as of December 31, 1997. Total loans outstanding to all directors and executive officers of the Company and the Bank, or affiliates of such persons (including members of the immediate families of such persons or companies in which such persons had a 10% or more beneficial interest), amounted to an aggregate of $4,404,556 at March 26, 1998.

         The Company employs the accounting firm of Hensley, Land & Associates, P.C. to provide accounting and internal auditing services to the Company and the Bank. Mr. Hensley, a director and officer of the Company and the Bank, is a senior partner in the accounting firm. The Company believes that the services obtained from the accounting firm are on terms as favorable to the Company as could have been obtained from unaffiliated parties.


                                 PROPOSAL NO. 2
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Schauer, Taylor, Cox & Edwards, P.C. served as the Company's independent public accountants for the fiscal year ended December 31, 1997, and has been reappointed by the Board of Directors to serve in that capacity for the 1998 fiscal year. The Company has been advised that no member of Schauer, Taylor, Cox & Edwards, P.C. or any of its associates has any financial interest in the Company or the Bank. A representative of Schauer, Taylor, Cox & Edwards, P.C. will not be available at the Annual Meeting to respond to questions or make a statement on behalf of the independent public accountants.

         Although not formally required, the appointment of the independent auditors of the Company has been directed by the Board of Directors to be submitted to the shareholders for ratification as a matter of sound corporate practice. If the shareholders do not ratify the appointment of Schauer, Taylor, Cox & Edwards, P.C., the appointment of the independent auditors will be reconsidered by the Board of Directors. If the shareholders ratify the appointment, the Board of Directors, in its sole discretion, may still direct the appointment of new independent auditors at any time during the 1998 fiscal year if the Board of Directors believes that such a change would be in the best interests of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SCHAUER, TAYLOR, COX & EDWARDS, P.C. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

         The following table sets forth information with respect to all compensation, including bonuses, stock option awards and other payments, paid or accrued for each of the last three fiscal years for Tracy R. Newton, the Company's President and Chief Executive Officer, and for the 1997 fiscal year for Kent W. Sanford, the Company's Executive Vice President, Chief Financial Officer and Chief Operating Officer (these individuals are referred to collectively as the "named executive officers"). No other executive officer of the Company or the Bank was paid $100,000 or more in salary, bonus and directors' fees during the year ended December 31, 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                               LONG-TERM
                                                                                              COMPENSATION
                                                         ANNUAL COMPENSATION (1)                 AWARDS
                                              --------------------------------------------    ------------
                                                                                               SECURITIES
                                    FISCAL                                   OTHER ANNUAL      UNDERLYING     ALL OTHER
 NAME AND PRINCIPAL POSITION         YEAR      SALARY (2)        BONUS       COMPENSATION     OPTIONS (#)    COMPENSATION
 -------------------------------    -------   -------------   ------------   -------------    -----------    -------------
 Tracy R. Newton...............       1997    $  90,942        $ 34,852        $ 7,200 (3)       6,600       $   18,855(4)
   President, Chief Executive         1996       78,142          14,887          1,800 (3)           0            8,151(4)
   Officer and Treasurer              1995       70,000               0              0               0            2,760(4)
 Kent W. Sanford...............       1997       77,081(5)       24,494              0           4,400           15,370(6)
   Executive Vice President,
   Chief Financial Officer and
   Chief Operating Officer


(1) Information regarding certain perquisites and other personal benefits has been omitted because the aggregate value of such items do not meet the minimum amount required for disclosure under the rules and regulations of the Commission.
(2) Includes deferred contributions made at the individual's election pursuant to the Company's 401(k) Plan.
(3) Directors' fees paid for service on the Board of Directors of the Company and the Bank.
(4) Includes (i) contributions by the Bank of $3,569 in 1996 and $12,321 in 1997 under the 401(k) Plan, (ii) matching contributions by the Bank of $1,822 in 1996 and $3,774 in 1997 pursuant to the 401(k) Plan, and (iii) health insurance premiums paid by the Bank in each of 1995, 1996 and 1997 in the amount of $2,760.
(5) Includes $3,600 for services as secretary to the Board of Directors of the Company and the Bank.
(6)  Includes (i) contributions by the Bank of $9,671 under the 401(k) Plan,
     (ii) matching contributions by the Bank of $2,939 pursuant to the 401(k) Plan, and (iii) health insurance premiums paid by the Bank in the amount of $2,760.


STOCK OPTION GRANTS AND RELATED INFORMATION

         The following table sets forth information concerning stock option grants during the fiscal year ended December 31, 1997 to the named executive officers.

                              OPTION GRANTS IN 1997


                                                                          INDIVIDUAL GRANTS
                                                     -------------------------------------------------------------
                                                                          % OF
                                                       NUMBER OF          TOTAL
                                                       SECURITIES        OPTIONS       EXERCISE
                                                       UNDERLYING      GRANTED TO      OR BASE
                                                        OPTIONS         EMPLOYEES       PRICE         EXPIRATION
NAME                                                 GRANTED (#)(1)      IN 1997      ($/SH) (2)         DATE
----------------------------------------------       --------------    -----------    -----------     -----------
Tracy R. Newton...............................           33,000            60%          $16.00          6/1/07

Kent W. Sanford...............................           22,000            40%          $16.00          6/1/07

-----------------

(1) The options vest and become exercisable in five equal annual installments beginning on the first anniversary of the date of grant. Upon the occurrence of certain events resulting in a change of control of the Company or certain major corporate transactions, the options become fully vested and exercisable, subject to certain exceptions and limitations. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

(2) The exercise price is the fair market value per share of the Company's Common Stock on the date of grant as determined by the Board of Directors.


         The following table sets forth information with respect to the named executive officers concerning unexercised options held as of the end of the fiscal year. No options were exercised by the named executive officers in 1997.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                           NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                                                                OPTIONS AT                   MONEY OPTIONS AT
                                                             FISCAL YEAR-END (#)             FISCAL YEAR-END (1)
                                                        ----------------------------   -----------------------------
NAME                                                    EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
Tracy R. Newton.............................                 0           33,000           $   0       $  214,500

Kent W. Sanford ............................                 0           22,000           $   0       $  143,000

-----------------

(1) The fair market value of the Common Stock at the close of business on December 31, 1997, was $22.50 per share based on an appraisal obtained by the Company from an independent bank consulting firm.


EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

         Pursuant to the terms of the 1997 Employee Stock Incentive Plan (the "Plan"), the Board of Directors may provide in any option agreement that outstanding options covered by such agreement will become fully vested and exercisable, subject to certain exceptions and limitations, in the event of a change in control or certain other corporate transactions. "Change in control" and "corporate transactions" are defined in the Plan to include, among other things, the acquisition by another person of more than fifty percent of the total combined voting power of the Company's outstanding Common Stock; a change in the composition of a majority of the Board of Directors within a specified period of time; a merger or consolidation in which the Company is not the surviving entity; the sale, transfer or other disposition of substantially all of the Company's assets in connection with a liquidation of the Company; and certain other transactions. The option agreements pursuant to which Messrs. Newton and Sanford were granted options contain the foregoing acceleration provisions. See "Stock Option Grants and Related Information."

DIRECTOR COMPENSATION

         The same individuals who served as directors of the Bank also served as directors of the Company during the fiscal year ended December 31, 1997. In 1997, the Chairman of the Company's Board of Directors was paid an aggregate of $15,253, Mr. Newton was paid an aggregate of $7,200, and each of the other members of the Board of Directors was paid an aggregate of $13,003 for their service on the Board. In addition, the Company reimbursed directors for travel and expenses incurred by them in connection with their service on the Board. Directors of the Company and the Bank were not compensated for their services as directors or for serving on any committees of the respective boards of directors prior to October 1996. In April 1997, the shareholders of the Company approved and adopted the 1997 Directors' Non-Qualified Stock Option Plan. On June 1, 1997, the Company granted to each of the eligible directors options to purchase 11,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Company's Common Stock, which was $16.00 per share at the time of the grant as determined by the Board of Directors.


                                 OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the named proxies in the accompanying proxy to vote in accordance with their judgment on such matters.


                               VOTING REQUIREMENTS

         Under Georgia law and pursuant to the bylaws of the Company, the presence, in person or by proxy, of the holders of more than fifty percent (50%) of the outstanding Common Stock entitled to vote is necessary to constitute a quorum for purposes of shareholder action. For these purposes, shares which are present or represented by proxy at the Annual Meeting will be counted in determining whether a quorum has been constituted, regardless of whether the holder of the shares or the proxy abstains from voting on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority.

         With regard to Proposal No. 1, the election of directors, votes may be cast for or votes may be withheld from each nominee. Directors will be elected by a plurality of votes cast by the shares voting at the meeting. Abstentions and broker non-votes will be treated as not having been voted and will have no effect on the outcome of the election of directors. With regard to Proposal No. 2, the ratification of independent public accountants, votes may be cast for or against the matter, or shareholders may abstain from voting on the matter. Approval of such matter requires the affirmative vote of at least a majority of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote. Therefore, abstentions and broker non-votes will have the effect of votes against the approval of such matter.

         If no directions are specified in any duly signed and dated proxy card received by the Company, the shares represented by that proxy card will be counted as present for quorum purposes and will be voted by the named proxies FOR the election of the director nominees recommended by the Board of Directors, FOR the ratification of the appointment of Schauer, Taylor, Cox & Edwards, P.C. as the Company's independent public accountants, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting.


                              SHAREHOLDER PROPOSALS

         Any shareholder proposal intended to be presented at the 1999 Annual Meeting of Shareholders and to be included in the Company's proxy statement and form of proxy relating to such meeting must be received by the Company no later than December 30, 1998. Any such proposal must comply in all respects with the rules and regulations of the Commission.

                          ANNUAL REPORT ON FORM 10-KSB

         A copy of the Company's Annual Report to Shareholders accompanies this Proxy Statement. Upon the written request of any record holder or beneficial owner of the Common Stock as of April 1, 1998, the Company will provide, without charge, a copy of its annual report on Form 10-KSB, including financial statements and any financial statement schedules, as filed with the Commission. Copies of exhibits to the Form 10-KSB are also available upon specific request and payment of a reasonable charge for reproduction. Such request should be directed to Appalachian Bancshares, Inc., 315 Industrial Boulevard, Ellijay, Georgia 30540, Attention: Kent W. Sanford. If the person requesting the Form 10-KSB was not a shareholder of record on April 1, 1998, the request must include a representation that such person was the beneficial owner of the Common Stock on that date.


                                      By Order of the Board of Directors

                                      TRACY R. NEWTON
                                      President and Chief Executive Officer

Ellijay, Georgia
April 29, 1998

                                                                        APPENDIX

                          APPALACHIAN BANCSHARES, INC.
                            315 INDUSTRIAL BOULEVARD
                             ELLIJAY, GEORGIA 30540


                               COMMON STOCK PROXY

                FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 27, 1998



         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

         WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW, AND IF NO CHOICE IS SPECIFIED, IT WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH BELOW.

         The Board of Directors recommends a vote "FOR" the listed proposals which are more fully described in the proxy statement dated April 29, 1998, which was sent to shareholders in connection with the listed proposals (the "Proxy Statement").

         The undersigned shareholder of Appalachian Bancshares, Inc., a Georgia corporation (the "Company"), hereby appoints Joseph C. Hensley, Tracy R. Newton and P. Joe Sisson, or any of them, as Proxy, with full power of substitution, to act for and in the name of the undersigned to vote, as designated below, the shares of the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 27, 1998 and at any adjournment or postponement thereof:


     1. PROPOSAL TO APPROVE the election of all nominees as directors of the Company.

        [ ] FOR all nominees listed below               [ ]  WITHHOLD authority for all
            (except as marked to the contrary below)          nominees listed below

        INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

        Alan S. Dover                  Joseph C. Hensley      Tracy R. Newton
        Charles A. Edmondson           Frank E. Jones         P. Joe Sisson
        Roger E. Futch                 J. Ronald Knight       Kenneth D. Warren


     2. PROPOSAL TO RATIFY the appointment of Schauer, Taylor, Cox & Edwards, P.C. as the Company's and the Bank's Independent Auditors for the fiscal year ending December 31, 1998.

        [ ]  FOR                  [ ]      AGAINST           [ ]     ABSTAIN

                               (Continued on back)

         IN ACCORDANCE WITH THEIR BEST JUDGMENT with respect to any other matters which may properly come before the meeting or any adjournment thereof.

PLEASE MARK, DATE AND SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated:  __________________, 1998      PLEASE SIGN NAME EXACTLY AS
                                      LISTED ON THE MAILING LABEL.


                                      -----------------------------------------
                                                  Signature


                                      -----------------------------------------
                                      Print Name as listed on the mailing label


                                      -----------------------------------------
                                             Signature (if held jointly)


NOTE: If stock is held in the name of two or more persons, all must sign. When signing as attorney, trustee, administrator, executor or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.




                                       SPECIAL NOTICE TO SHAREHOLDERS

                                    Due to recent changes in the postal
                                    addresses in Gilmer County and the
                                    surrounding area, all shareholders are
                                    requested to provide their new mailing
                                    address in the space provided below to
                                    facilitate communications to shareholders by the Company.

                                    -------------------------------------------
                                                 (Number and Street)

                                    -------------------------------------------
                                                 (City, Zip Code)